                                  SCHEDULE 14a
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement            [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
[ ] Definitive Proxy Statement                 Rule 14a-6(e)(2))
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         Cancer Treatment Holdings, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                 Not applicable
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
         not applicable.
(2) Aggregate number of securities to which transaction applies: not applicable.
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): not applicable.
(4) Proposed maximum aggregate value of transaction: not applicable.
(5) Total fee paid:  not applicable.

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:  not applicable.
(2) Form, Schedule or Registration Statement No.: not applicable.
(3) Filing Party: not applicable.
(4) Date Filed: not applicable.

  PROXY FOR ANNUAL MEETING OF SHAREHOLDERS OF CANCER TREATMENT HOLDINGS, INC.
                     4491 SOUTH STATE ROAD SEVEN, SUITE 200
                         FORT LAUDERDALE, FLORIDA 33314

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CANCER TREATMENT HOLDINGS, INC.

    The undersigned hereby appoints Ullrich Klamm, Ph.D. and Carol O'Donnell, as Proxies, and each or any of them, with power of substitution, with the power to represent and to vote, as designated hereon, at the Annual Meeting of the Shareholders of Cancer Treatment Holdings, Inc. to be held on November 20, 1997, at 9:30 a.m., Eastern Standard Time, at the offices of the Company, 4491 South State Road Seven (Suite 200), Fort Lauderdale, FL 33314, or any adjournment thereof, all shares of the Common Stock of Cancer Treatment Holdings, Inc. which the undersigned owns of record as of September 22, 1997, and with the same effect as if the undersigned is personally present at said Annual Meeting or any adjournment(s) thereof.

1.  Election of one Director (For nominee, except as marked below.)

    Salvatore P. Russo, Ph.D.        [ ] FOR     [ ] WITHHOLD AUTHORITY

    ____________________________________________________________________________

2. To ratify the appointment of Coopers & Lybrand, as the Company's independent public accountants, for the fiscal year ending May 31, 1998.

                     [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

3. To act upon such other matter or matters which may properly come before the meeting or any adjournment(s) thereof.

                               (See reverse side)

    THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF ONE DIRECTOR, FOR THE RATIFICATION OF COOPERS & LYBRAND, AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

                      Dated _______________________, 1997


                      ___________________________________
                                   Signature


                      ___________________________________
                                   Signature

(Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, attorneys and corporate officers should add their titles. PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE PAID RETURN ENVELOPE.)